UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, AeroVironment, Inc. implemented a number of changes to its executive management structure intended to better position the company to more effectively operate its business and pursue growth opportunities. As part of the organizational changes, Wahid Nawabi, Senior Vice President and General Manager of the Efficient Energy Systems (EES) business since 2011, has been promoted to Chief Operating Officer of the company. Mr. Nawabi will continue to report to the company’s Chairman and Chief Executive officer, Tim Conver. The General Managers of the company’s Unmanned Aerial Systems (UAS) and EES business segments now report to Nawabi. Since November 2014, Mr. Nawabi has been responsible for all engineering, manufacturing and quality functions on a company-wide basis. These functions will continue to report to Mr. Nawabi in his role as Chief Operating Officer.

Prior to joining AeroVironment, Mr. Nawabi, age 45, served as Vice President, Global Sales of Altergy, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products from February 2008 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment North America and Canada. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park. He does not have any family relationships with directors or executive officers of the company and is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Another management change being implemented was the assignment of Roy Minson, formerly Senior Vice President and General Manager of the UAS business, to lead the company’s strategic entry into the emerging commercial UAS market.

Item 7.01  Regulation FD Disclosure.

On April 30, 2015, the company issued a press release announcing these management changes, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated April 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: April 30, 2015	By:	/s/ Douglas E. Scott
Douglas E. Scott
Senior Vice President, General Counsel and Corporate Secretary